NAVTECH, INC.

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2003

--------------------------------------------------------------------------------







To the Shareholders
of NAVTECH, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of NAVTECH, INC., a Delaware corporation, will be held in the Bloomingdale Room of the Waterloo Inn & Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada, N2J 2Z5 on Tuesday, April 29, 2003 at 9:30 a.m., local time, for the following purposes:

     (1)  To elect a board of four directors.

     (2) To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 2, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.



                                          David Strucke
                                          Secretary


April 4, 2003





================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF NAVTECH, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                  NAVTECH, INC.

                                 PROXY STATEMENT


This Proxy Statement is being mailed to you on or about April 4, 2003. All of our shareholders of record at the close of business on April 2, 2003 are being mailed this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 29, 2003, in the Bloomingdale Room of the Waterloo Inn & Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada, N2J 2Z5 at 9:30 a.m. local time, or any adjournment thereof.

All proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted FOR the named nominees to our Board of Directors.

The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

The total number of our common shares, par value $.001 per share, outstanding as of April 2, 2003 was 4,226,988. Each common share is entitled to one non-cumulative vote. The common shares are the only class of securities entitled to vote. A majority of the common shares outstanding and entitled to vote as of April 2, 2003, or 2,113,495 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only shareholders of record as of the close of business on April 2, 2003 will be entitled to vote.

With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Navtech written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocation or amended proxies should be sent to the attention of our Corporate Secretary at the offices of our subsidiary, Navtech Systems Support Inc. ("Navtech-Canada"), located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of common shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

A list of shareholders entitled to vote at the meeting will be available for your examination at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, for a period of ten days prior to the meeting and will also be available at the meeting.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the last three fiscal years of all of our executive officers as of October 31, 2002 who had a total salary and bonus for such year in excess of $100,000, as well as the compensation for Duncan Macdonald, our former Chief Executive Officer.

========================================= =================================================== ==================
                                                                                                  Long-Term
                                                                                                Compensation
                                                                                              ------------------
                                                         Annual Compensation                       Awards
------------------------------ ---------- ----------------- ------------- ------------------- ------------------
                                                                                                   Common
                                                                                                    Stock
                                                                             Other Annual        Underlying
 Name and Principal Position     Year          Salary          Bonus         Compensation          Options
------------------------------ ---------- ----------------- ------------- ------------------- ------------------
David Strucke, Chief             2002      $  94,319          $19,062            -0-               100,000
 Executive Officer               2001      $  87,086            -0-              -0-                  -0-
                                 2000      $  76,405            -0-              -0-                50,000
------------------------------ ---------- ----------------- ------------- ------------------- ------------------
Derek Dawson, Vice President     2002      $ 104,234            -0-              -0-                  -0-
 - Sales and Business            2001      $  98,715            -0-              -0-                  -0-
 Development                     2000      $ 105,259            -0-              -0-                50,000
------------------------------ ---------- ----------------- ------------- ------------------- ------------------
Duncan Macdonald, Chief          2002      $  78,412 (2)        -0-              -0-                  -0-
 Executive Officer (1)           2001      $ 141,785            -0-              -0-                  -0-
                                 2000      $  81,820            -0-           $ 2,500 (3)           50,000
============================== ========== ================= ============= =================== ==================

(1) Mr. Macdonald resigned his position as Chief Executive Officer in November 2001.
(2) Includes approximately $69,000 paid to Mr. Macdonald as severance in connection with his resignation.
(3) Represents amounts paid as an independent advisor to Navtech. Excludes amounts paid to Kintyre & Company Limited, an entity controlled by Mr. Macdonald, for consulting services rendered to Navtech-Canada.

Option Tables

               OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 2002

======================================================================================================================
                                                    Percent of Total Options
                        Shares of Common Stock      Granted to Employees in         Exercise
         Name         Underlying Options Granted           Fiscal Year             Price/Share      Expiration Date
----------------------------------------------------------------------------------------------------------------------
David Strucke                   100,000                       38.8%                   $0.15            02/04/12
----------------------------------------------------------------------------------------------------------------------
Derek Dawson                      -0-                           -                       -                  -
----------------------------------------------------------------------------------------------------------------------
Duncan Macdonald                  -0-                           -                       -                  -
======================================================================================================================

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED OCTOBER 31, 2002 AND FISCAL
                             YEAR-END OPTION VALUES
================== ========================== =============================
                      Number of Unexercised      Value of Unexercised
                           Options at            In-the-Money Options
                        October 31, 2002          at October 31, 2002
------------------ -------------------------- -----------------------------
Name               Exercisable/Unexercisable   Exercisable/Unexercisable
------------------ -------------------------- -----------------------------
David Strucke            100,000/50,000              $8,438/$7,500
------------------ -------------------------- -----------------------------
Derek Dawson               50,000/-0-                  $938/-0-
------------------ -------------------------- -----------------------------
Duncan Macdonald            -0-/-0-                     -0-/-0-
================== ========================== =============================

No options were exercised by any of Messrs. Strucke, Dawson or Macdonald during the fiscal year ended October 31, 2002.

Long-Term Incentive Plan Awards

No awards were made to Messrs. Strucke, Dawson or Macdonald during the fiscal year ended October 31, 2002 under any long-term incentive plan.

Compensation of Directors

Our directors, with the exception of salaried officers, are entitled to receive an annual retainer of $6,000 (payable quarterly in advance) and $500 per Board and/or committee meeting attended. The Chairman of the Board is entitled to receive an annual retainer of $7,200 (payable quarterly in advance), and the Chairman of a committee is entitled to receive $750 per committee meeting chaired. In addition, our directors are entitled to be reimbursed for travel expenses incurred in attending any meeting of the Board or any of its committees. Our By-Laws also provide, to the extent permitted by law, for certain indemnification of our directors.

On December 11, 2001, Messrs Jakobowski and Ueltzen, who had recently joined the Board, were granted options for the purchase of 25,000 shares each at an exercise price of $0.37 per share.

Employment   Contracts,   Termination   of  Employment   and   Change-In-Control
Arrangements

None.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of securities outstanding. Each share is entitled to one vote. The following table sets forth certain information regarding our outstanding common stock beneficially owned as of February 28, 2002 by:

o each person who is known by us to own beneficially or exercise voting or dispositive control over more than 5% of our common stock,
o    each present director,
o    each person named in the Summary Compensation Table above, and
o    all of our present executive officers and directors as a group

========================================= ========================= ======================
Name and Address of Beneficial Owner      Number of Shares          Approximate Percentage
                                          Beneficially Owned        of Outstanding Shares
----------------------------------------- ------------------------- ----------------------
Robert N. Snyder                          890,000 (1)               20.6%
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland
----------------------------------------- ------------------------- ----------------------
Alain Mallart                             658,700 (2)               15.6%
38 avenue des Klauwaerts
1050 Brussels, Belgium
----------------------------------------- ------------------------- ----------------------
Dorothy A. English                        465,000 (3)               10.4%
175 Columbia Street West
Waterloo, Ontario, Canada
----------------------------------------- ------------------------- ----------------------
Michael Ueltzen                           325,000 (4)               7.6%
5801 Lee Highway
Arlington, Virginia
----------------------------------------- ------------------------- ----------------------
Republic Electronics Corporation          300,000 (5)               7.1%
5801 Lee Highway
Arlington, Virginia
----------------------------------------- ------------------------- ----------------------
St. Andrews Capital Limited Partnership   296,543 (6)               7.0%
25 Allaura Boulevard
Aurora, Ontario, Canada
----------------------------------------  ------------------------- ----------------------
David Strucke                             152,500 (7)               3.5%
175 Columbia St. W. Suite 102
Waterloo, Ontario, Canada
----------------------------------------- ------------------------- ----------------------
Duncan Macdonald                          100,000(8)                2.4%
11 Bedford Crescent
Ottawa, Ontario, Canada
----------------------------------------- ------------------------- ----------------------
Derek Dawson                              50,000 (9)                1.2%
175 Columbia St. W., Suite 102
Waterloo, Ontario, Canada
----------------------------------------- ------------------------- ----------------------
Thomas D. Beynon                          45,000 (10)               1.1%
675 Riverbend Drive
Kitchener, Ontario, Canada
----------------------------------------- ------------------------- ----------------------
Michael Jakobowski                        35,000 (11)               *
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland
----------------------------------------- ------------------------- ----------------------
All executive officers and Directors      607,500 (4)(7)(9)(10)(11) 13.5%
asa group (7 persons)
========================================= ========================= ======================

(1) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes (i) 100,000 shares that are issuable upon the exercise of a warrant that is currently exercisable and (ii) 40,000 shares owned by Wyoming Investments Limited Partnership, of which Mr. Snyder is a general partner.

(2) Based upon Schedule 13G filed with the Securities and Exchange Commission. We have been advised that amount includes (i) 25,000 shares owned by Euro Business Angels S.A., an entity indirectly controlled by Mr. Mallart, (ii) 157,000 shares owned by Finextern S.A., an entity controlled by Mr. Mallart, and (iii) 476,700 shares owned by Net Mutation S.A., an entity indirectly controlled by Mr. Mallart.

(3) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes 260,000 shares that are issuable to Ms. English upon exercise of options that are currently exercisable.

(4) Based upon Schedule 13D filed with the Securities and Exchange Commission. Represents (i) 300,000 shares owned by Republic Electronics Corporation (see footnote (6)) of which Mr. Ueltzen is the majority shareholder, President and Chief Executive Officer, and (ii) 25,000 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(5)  Based upon Schedule 13D filed with the Securities and Exchange Commission.

(6) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Based upon such Schedule 13D, as amended, 1436917 Ontario Inc. ("Ontario") is the general partner of St. Andrews Capital Limited
     Partnership and William Cookson is the sole shareholder, sole officer and sole director of Ontario.

(7) Includes 112,500 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(8) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission and information otherwise known to us. (9) Represents shares that are issuable upon exercise of options that are currently exercisable.
     (10) Represents shares that are issuable upon exercise of options that are currently exercisable. (11) Includes 25,000 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of October 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance, aggregated as follows:

o All compensation plans previously approved by security holders; and

o All compensation plans not previously approved by security holders.


                      EQUITY COMPENSATION PLAN INFORMATION

-------------------------------------- --------------------- ----------------- -----------------------------
                                       Number of securities  Weighted average       Number of securities
                                         to be issued upon   exercise price of    remaining available for
                                            exercise of         outstanding     future issuance under equity
                                       outstanding options,  options, warrants compensation plans (excluding
                                        warrants and rights     and rights        securities reflected in
                                                (a)                 (b)                 column (a))
                                                                                            (c)
-------------------------------------- --------------------- ----------------- -----------------------------
Equity compensation plans approved by        1,092,015             $.55                  2,080,485
security holders
-------------------------------------- --------------------- ----------------- -----------------------------
Equity compensation plans not approved          -0-                 -0-                     -0-
by security holders
-------------------------------------- --------------------- ----------------- -----------------------------
Total                                        1,092,015             $.55                  2,080,485
-------------------------------------- --------------------- ----------------- -----------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alain Mallart/Easy Flying S.A.

Alain Mallart is one of our principal stockholders and, to our knowledge, is a principal stockholder of Easy Flying S.A., a company incorporated in France.

In October 2000, Easy Flying S.A. purchased 500,000 common shares from us at a price of $500,000. Easy Flying S.A. also purchased a Weather and NOTAMS system for $250,000, with $100,000 due upon contract signing and the remaining $150,000 due in three installments on April 1, 2001, July 1, 2001 and October 1, 2001.

In June 2001, in an effort to raise additional working capital, two shareholders of Easy Flying S.A. (including an entity controlled by Mr. Mallart) purchased from us a total of 400,000 common shares for $400,000. Concurrent with this purchase, and as a condition to raising this capital, we loaned Easy Flying S.A. a total of $200,000. The loan was repayable on December 31, 2002. As security for the repayment of the loan, Easy Flying S.A. pledged 100,000 of our common shares.

On September 28, 2001, Easy Flying S.A. filed for bankruptcy in France. At the date of filing, Easy Flying S.A. owed us the full amount of the $200,000 note receivable in addition to $120,665 relating to the sale of the Weather and NOTAMS system and related services. At October 31, 2001, for financial reporting purposes, we reserved the sum of $290,665 against the amounts owing from Easy Flying S.A. The remaining $30,000 not provided for represented the estimated net realizable value of our 100,000 common shares pledged as security.

In the fourth quarter of fiscal 2002, we foreclosed on 100,000 Navtech shares that had served as security for payment of the note. On the date of transfer, these shares had a fair market value of $30,000, equal to the net book value of the receivable. Therefore, this transaction had no impact on our statement of operations in fiscal 2002.

Global Weather Dynamics, Inc.

Robert Snyder is one of our principal stockholders and is a principal stockholder of Global Weather Dynamics, Inc.

Michael Ueltzen is one of our directors and was President of Global until his resignation effective January 1, 2002. Mr. Ueltzen is also the majority shareholder, President, and Chief Executive Officer of Republic Electronics
Corporation, one of our principal stockholders. We have been advised by Mr. Ueltzen that The Republic Group, of which Mr. Ueltzen is the sole stockholder, President and Chief Executive Officer, received $35,882 and $269,316 from Global during fiscal 2002 and 2001, respectively, in consideration of services rendered. We have been advised by Mr. Ueltzen that The Republic Group has continued to provide services to GWDI during 2003.

Duncan Macdonald, our former Chief Executive Officer, acted as a consultant and advisor to Global during 1999 and 2000. Mr. Macdonald advised us that, during fiscal 2001, he received payment from Global of $46,500 for reimbursement of expenses. Subsequent to his resignation as our Chief Executive Officer, Mr. Macdonald has been engaged as an advisor and management consultant to Global.

During the year ended October 31, 2001, a director of Global also served on our Board as a designee of Mr. Snyder.

During fiscal 2001, we performed consulting services for Global and made several miscellaneous payments on their behalf. Given our knowledge of Global's financial position, we provided an allowance for doubtful accounts of $111,111 (representing one-half of the balance outstanding at October 31, 2001). This balance consisted primarily of outstanding consulting fees and related expenses. The remaining balance of $111,112 represented our estimate of the net realizable value of this receivable.

In fiscal 2002, we secured an assignment from Global of a letter of credit in the amount of $160,000 payable to Global upon its successful completion of a customer project. Since we had limited information about the status of this project and the collectability of this debt had become doubtful, an additional provision of $101,171 was made in 2002 to reduce the net book value of this receivable to nil. In March 2003, we received $160,000 pursuant to the assignment of the letter of credit. Global is still an active company and we continue to pursue efforts to collect the outstanding balance.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

Four directors are to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal.

The following table sets forth the positions and offices presently held with us by each nominee for election as director, his age as of April 2, 2003, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of their election.

================== === ========================================== ===========
                                  Positions and Offices           Year Became
      Name         Age        Presently Held with Navtech           Director
================== === ========================================== ===========
David Strucke       34 President, Chief Executive Officer, Chief     2001
                       Financial Officer, Secretary, and Director
================== === ========================================== ===========
Thomas D. Beynon    61 Director                                      2000
================== === ========================================== ===========
Michael Jakobowski  42 Director                                      2001
================== === ========================================== ===========
Michael Ueltzen     58 Director                                      2001
================== === ========================================== ===========

David Strucke has served as our President, Chief Executive Officer, Secretary and a Director since November 2001. Mr. Strucke also continues to serve as our Chief Financial Officer, a position held since January 2000. Mr. Strucke served as Vice President - Finance & Accounting of Navtech-Canada from October 1999 to January 2000 and as its Director of Finance and Accounting and a Business
Analyst from January 1999 to October 1999. Prior to joining us, Mr. Strucke served as a Financial Analyst focusing on mergers and acquisitions for an automotive capital equipment manufacturer from 1997 to 1998. From 1996 to 1997, Mr. Strucke performed financial and accounting consulting work for manufacturing companies. Mr. Strucke has lectured on Introductory Finance for the undergraduate business program at Wilfrid Laurier University.

Thomas D. Beynon is a partner in the Waterloo, Ontario law firm of McCarter Grespan Robson Beynon Thompson LLP and a member of the Law Society of Upper Canada. He has been with the firm since March 1996. Prior to this, Mr. Beynon spent six years with the law firm, Sims Clement Eastman, from 1991 to 1996. Mr. Beynon serves as a Director of Virtek Vision International Inc., and a number of private companies. Mr. Beynon has served as one of our Directors since July 2000.

Michael Jakobowski has served as Chief Financial Officer of Cambridge Information Group since September 1999. Prior to joining Cambridge, Mr. Jakobowski was the Vice President of Accounting for Thomson Financial Database Group from August 1997 to September 1999, and the Corporate Controller for Kline Group from June 1994 to August 1997. Mr. Jakobowski is a member of the American Institute of Certified Public Accountants. Prior to 1994, Mr. Jakobowski spent over 11 years in public accounting with Price Waterhouse, Coopers & Lybrand, and Johnson Lambert and Co. Mr. Jakobowski has served as one of our Directors since November 2001.

Michael Ueltzen is the President and CEO of The Republic Group (TRG) in Arlington, Virginia. Mr. Ueltzen joined TRG in 1968. TRG is a high-tech export management firm with representatives in 78 countries, and specializes in systems integration and engineering projects with emphasis on international environmental problems. Mr. Ueltzen and TRG were awarded the Presidential E-Star Award for outstanding contribution to the United States Export Expansion Program. Mr. Ueltzen has been a member of the American Meteorological Society since 1985. Mr. Ueltzen served as President of Global Weather Dynamics, Inc until December 2001. Mr. Ueltzen has served as one of our Directors since July 2001.

Committees

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of our accounting, auditing, internal control and financial reporting practices. It may also have such other duties as may from time to time be assigned to it by the Board. The members of the Audit Committee currently are Messrs. Beynon and Jakobowski, with Mr. Jakobowski serving as Chairman. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. The Board of Directors adopted a written charter for the Audit
Committee on April 2, 2002. A copy of the charter is attached to this Proxy Statement as Appendix A.

There are no other committees of the Board of Directors, all other functions Fbeing performed by the Board as a whole. The Board will consider shareholder recommendations for Board positions that are made in writing to our Chief Executive Officer.

Report of the Audit Committee

In overseeing the preparation of Navtech's financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, Navtech's independent auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent auditors. The Committee's review included discussion with the outside auditors of matters required to be disclosed pursuant to Statement of Auditing Standards (SAS) No. 61
(Communication With Audit Committees), as amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communications)

The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including the written disclosures and the letter delivered to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Navtech's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2002, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Michael Jakobowski - Chairman
Thomas D. Beynon

Meetings

The Board held 14 meetings during the fiscal year ended October 31, 2002. Each of our directors attended all meetings held during the fiscal year.

The Audit Committee held four meetings during the fiscal year ended October 31, 2002. Both committee members attended the four meetings.

Family Relationships

There is no family relationship among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of shareholders or until his successor is elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended October 31, 2002, all Section 16(a) filing requirements applicable to the officers, directors and 10% stockholders were complied with, except that Lee Fryer-Davis, our Vice President - Software Development, filed his Form 3 one day late.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Deloitte & Touche LLP, our independent auditors, has served as such since the fiscal year ended October 31, 2000.

It is not expected that a representative from Deloitte & Touche LLP will attend the meeting.

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the 2002 fiscal year and the review of the financial statements included in our Forms 10-QSB for that fiscal year were approximately $26,700.

Financial Information Systems Design and Implementation Fees

During fiscal 2002, Deloitte & Touche LLP did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

The aggregate fees billed for services rendered by Deloitte & Touche LLP for fiscal 2002, other than the services described above under "Audit Fees", were $31,300.

The Audit Committee considered whether the provision of the services covered in "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the our next Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, must be received by our Secretary at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5 by December 6, 2003 for inclusion in our Proxy Statement and form of proxy relating to such meeting.

The following requirements with respect to shareholder proposals and shareholder nominees to the Board of Directors are included in our By-Laws.

     1. Shareholder Proposals. For a proposal to be properly brought before an annual meeting by one of our shareholders, the shareholder must have given timely notice to our Secretary. To be timely, such proposal must be received by the Secretary at the principal executive offices on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of shareholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a shareholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before we mail the Proxy Statement for the current year. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of our shares which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. No business proposed by a shareholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our Proxy Statement.

     2. Shareholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to our Secretary. To be timely, a shareholder's notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5. The foregoing is only a summary of the provisions of our By-Laws that relate to shareholder proposals and shareholder nominations for director.

                                 OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

This Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2002 (excluding exhibits). We will furnish a copy of any exhibits upon request. We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

                                          David Strucke
                                          Secretary

Waterloo, Ontario
April 4, 2003

                      APPENDIX A - AUDIT COMMITTEE CHARTER

Terms of Reference

PURPOSE:            1.   The purpose of the  committee  is to provide  effective
                         oversight  on behalf of the board of  directors  of the
                         company's   financial   reporting    processes,    risk
                         management activities, systems of internal control, and
                         financial  compliance.  The  committee  serves  as  the
                         board's  liaison with  management  on the above matters
                         and  works  closely  with  the  external   auditors  in
                         carrying out its duties.


RESPONSIBILITIES:   1.   The Audit Committee will:

                    (a) review the annual financial statements and MD&A of the company and report thereon to the board of directors of the company before the statement is approved by the board;

                    (b)  review the interim financial statements and MD&A of the
                         company   before  the   statement  is  filed  with  the
                         Securites Exchange Committee;

                    (c)  review the draft annual report for the company

                    (d) require the management of the company to implement and maintain appropriate internal control procedures;

                    (e)  review, evaluate and approve those procedures;

                    (f) review the proposed appointment, renewal or dismissal of the external auditor of the company and review and approve the auditor's remuneration;

                    (g) perform such other functions as may be assigned to the committee by law, the company's by-laws, or the Board of Directors.

                    2. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation. The chairperson of the committee will inform the Chairperson of the Board of Directors whenever such action is taken.

                    3. In meeting its responsibilities the committee will carry out the specific duties set out in Appendix I to these terms of reference.


COMPOSITION:        1.   The Audit  Committee will consist of two (2) members of
                         the Board of Directors.


                    2. Members of the committee will be elected each year at the first meeting of the Board of Directors following the annual general meeting of the company. The Board may appoint members to fill any vacancies that arise during the year. At no time shall the committee comprise fewer than two (2) members.

                    3. The committee will elect a chairperson from among its members each year at its first meeting following the annual general meeting of the company.

QUALIFICATIONS:     1.   Members   must  meet  any   qualifications   for  audit
                         committee   members   established  by  law  or  by  any
                         authority having regulatory power over the company and must:

                         o have no relationship to the company that may
                           interfere with the exercise of their independence from management and the company;
                         o in the opinion of the Board, be financially literate;
                         o have an inquiring attitude, objectivity and sound
                           judgement;
                         o possess a general understanding of the company's
                           business and be prepared to take the necessary instruction and review the necessary material to deepen that knowledge and understanding;
                         o be willing to devote the necessary time to becoming
                           familiar with the company and preparing for and attending meetings.

                    2.   At  least  one  member  of  the  committee   should  be
                         financially sophisticated.

MEETINGS:           The committee will meet at least four times per year or more frequently  as may be required to fulfill its  mandate.  Two
                    (2) members of the committee shall constitute a quorum for the transaction of business. Members of management and the external auditors will attend meetings of the committee as may be required to provide information and to answer inquiries.

                    The committee will reserve time to meet privately with each of the external and internal auditors at each of its meetings and, as necessary, with management.

REPORTING           The  committee  will  report to the full board of  directors
RELATIONSHIPS:      following  each of the  committee's  meetings,  making  such recommendations to the board as it deems appropriate.

                       APPENDIX I: DUTIES OF THE COMMITTEE

The committee's specific duties include, but are not limited to, the following:

1. Provide an open avenue of communication between the external auditor and the board of directors.

2. Review the quarterly financial statements of the company, focusing on judgement items, the treatment of contingencies, the impact of accounting changes, the effect of changes in reserves and similar matters.

3. Review published documents containing the company's financial statements and management's discussion and analysis and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

4. Review with management at regular intervals the results of operations, significant financial transactions, new financings and the status of acquisitions, mergers or dispositions.

5. Inquire of management and the external auditor about significant risks or exposures, both internal and external to the company, and assess the steps management has taken to minimize such risks to the company.

6. Monitor and assess the relationship between management and external auditors and confirm and assure the independence of the auditors.

7.   Consider the annual audit scope and plan of each of the external auditors.

8. Review with management and the external auditor at the completion of the annual examination;

     (a)  the company's annual financial statements and related notes;
     (b) the auditor's audit of the financial statements and his/her report thereon;
     (c)  any significant changes required in the external auditor's plan;
     (d) any serious difficulties or disagreements with management encountered during the course of the audit, whether resolved to the auditor's satisfaction or not;
     (e) other matters related to the conduct of the audit that are to be communicated to the committee under generally accepted auditing standards.

9.   Assess the performance of the external auditor annually.

10. Receive reports from management and the external auditor on changes to or major developments in the financial reporting standards of the FASB.

11. Review any material changes in the company's accounting methods with management and the external auditor and report to the board the auditor's views on any changes not mandated by the standard setters or regulators.

12.  Consider and review with the external auditor;

     (a)  the   adequacy  of  the   company's   internal   controls,   including
          computerized information system controls and security;
     (b) any related significant findings and recommendations of the internal and external auditors, together with management's responses thereto.

13. Review legal and regulatory matters that may have a material effect on the financial statements, related company compliance policies and programs, and reports received from regulators.